Subsequent Events	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent Events
(a)	Declaration of Dividends (common stock): On July 6, 2016, the Company declared a dividend for the second quarter ended June 30, 2016, of $0.29 per share on our common stock, payable on August 17, 2016, to stockholders of record on August 3, 2016.

(b)	Declaration and Payment of Dividends (preferred stock Series B, Series C and Series D): On July 6, 2016, the Company declared a cash dividend of $953 or $0.476563 per share on its Series B Preferred Stock, a cash dividend of $2,125 or $0.531250 per share on its Series C Preferred Stock and a cash dividend of $2,188 or $0.546875 per share on its Series D Preferred Stock, paid on July 15, 2016, to holders of record on July 14, 2016.

(c)	Sale and leaseback transaction: On July 6, 2016 and July 15, 2016, the Company re-financed the then outstanding balance of the loan relating to MSC Athens and MSC Athos (Note 10.B.7), under a seven-year sale and leaseback transaction. Under the sale and leaseback transaction, the vessels MSC Athens and MSC Athos were chartered back to the Company and continued their time charter with their current time charterer. The total capital lease obligation at the inception of the lease transaction amounts to $151,848, in aggregate.

(d)	Swap termination: On July 6, 2016 and July 15, 2016, following the sale and leaseback transaction described in (c) above, the Company paid in aggregate the amount of $10,697 and terminated an interest rate swap (Note 18(a)). Consequently, the outstanding liability as at June 30, 2016 has been classified in Fair value of derivatives, current portion in the in the 2016 accompanying consolidated balance sheet.

(e)	Vessel sale: On July 25, 2016, the Company contracted to sell for scrap the vessel Karmen at a sale price $3,953. The sale is expected to result in a loss of approximately $4.2 million. The vessel was delivered to her scrap buyers on August 5, 2016.

(f)	Equity method investments:

On July 27, 2016, the Company participated with a 25% interest in the equity of Ainsley Maritime Co. and Ambrose Maritime Co. by contributing the amount of $4,332, in aggregate, relating to the pre-delivery installments of the shipyard for Hulls NCP0115 and NCP0116. On August 3, 2016, the Company participated with a 40% interest in the equity of Beardmore Maritime Co. by contributing the amount of $4,009, in aggregate, relating to the fifth installment of the shipyard for Hull No. 2123 and the second installment of the upfront fee.